Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events

(18) Subsequent events

In October 2020, the Company modified certain stock option awards related to the retirement of a non-executive employee of the Company. Under the separation agreement, the officer will remain an advisor to the Company for a period of up to 8.5 months. In addition, certain of the non-executive employee’s stock options were modified, resulting in stock-based compensation expense of $            million, which was recognized at the time of modification.

(19) Subsequent events

A)	In March 2020, the EWB Loan Agreement was amended to extend the interest only period by an additional twelve months through May 2021. There were no other changes to the loan agreement associated with this amendment.

B)	Subsequent to year-end, the Company has granted 1,098,770 stock options to employees and 157,500 stock options to non-employees. The options had a weighted-average grant date fair value of $4.80 per share.

C)	On July 10, 2020, the Board of Directors of the Company approved a 1-for-2 reverse stock split of its issued and outstanding common stock and convertible preferred stock, which was effected on July 14, 2020. All issued and outstanding shares of common stock and convertible preferred stock and related per share amounts contained in the accompanying consolidated financial statements have been retroactively adjusted to reflect this reverse stock split for all periods presented. The par value of the authorized stock was not adjusted as a result of the reverse stock split. Other than the par value, all share and per share data shown in the accompanying financial statements and related notes have been retroactively revised to reflect the reverse stock split.